Exhibit 10.96

AMENDMENT NO. 12 dated as of March 2, 2007 (this “Amendment”) to the Credit, Security, Guaranty and Pledge Agreement dated as of August 31, 2001 as amended by Amendments 1 through 11 thereto, dated as of December 14, 2001, December 31, 2001, March 29, 2002, May 14, 2002, February 5, 2003, August 4, 2003, October 28, 2004, March 1, 2005, March 21, 2006, April 28, 2006 and December 8, 2006, among Crown Media Holdings, Inc. (the “Borrower”), the Guarantors named therein, the Lenders referred to therein and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent and as Issuing Bank for the Lenders (the “Agent”) (as the same may be further amended, supplemented or otherwise modified, the “Credit Agreement”).

INTRODUCTORY STATEMENT

WHEREAS, the Lenders have made available to the Borrower a credit facility pursuant to the terms of the Credit Agreement;

WHEREAS, the Borrower and the Guarantors have requested that the Maturity Date of the Credit Agreement be extended for one (1) year, and that the existing Hallmark L/C be replaced with a new letter of credit issued by JPMorgan Chase Bank, N.A., to be issued in the face amount of $130,000,000 in substantially the same form as the existing Hallmark L/C.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1.      Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

Section 2.      Amendments to Credit Agreement. Upon the Amendment Effective Date (as defined below):

(A)      Article 1 of the Credit Agreement is hereby amended by deleting the definitions of “Hallmark L/C” and “Maturity Date “ appearing therein and inserting in lieu thereof the following replacement definitions:

““Hallmark L/C” shall mean an irrevocable letter of credit issued to the Agent by Citibank, N.A. in the amount of the Total Commitment as credit support for the Obligations of the Borrower, substantially in the form of Exhibit R hereto or a replacement irrevocable letter of credit issued to the Agent by JPMorgan Chase Bank, N.A. in substantially the form of Exhibit R-l hereto.”

““Maturity Date” shall mean May 31, 2008.”

(B)       Article of the Credit Agreement is hereby further amended by adding the following definition of “Amendment No. 12 Effective Date” in appropriate alphabetical order:

                                                                                                                                          ““Amendment No. 12 Effective Date” shall the Amendment Effective Date, as such term is defined in that certain Amendment No. 12 dated as of March 2, 2007 to this Credit Agreement.”

(C)       The Credit Agreement is hereby modified by deleting the phrase “as of the date hereof” where such phrase appears in Sections 3.1(c), 3.6(a), 3.6(b), 3.17(b), 3.23 and 3.25, and inserting in lieu thereof the phrase “as of the Amendment No. 12 Effective Date”.

(D)      The Credit Agreement is hereby modified by deleting the phrase “on the date hereof” where such phrase appears in Sections 3.7(a), 3.7(b), 3.10 and 8.3(a), and inserting in lieu thereof the phrase “as of the Amendment No. 12 Effective Date”.

(E)       The Credit Agreement is hereby modified by deleting the phrase “as of the Closing Date” where such phrase appears in Sections 3.18(a) and 3.18(b), and inserting in lieu thereof the phrase “as of the Amendment No. 12 Effective Date”.

(F)        Sections 3.7(a) and 3.7(b) of the Credit Agreement are hereby modified by deleting the phrase “on a pro forma basis after giving effect to the acquisition contemplated by the HEDC Purchase Agreement” appearing therein.

(G)       Section 3.7(b) of the Credit Agreement is hereby amended by deleting the final sentence appearing therein.

(H)       Section 3.17(b) of the Credit Agreement is hereby amended by deleting the sentence “The Credit Parties have delivered or made available to the Agent a true and complete copy of each agreement described on Schedule 3.17, including all exhibits and schedules.” appearing therein.

(I)         Section 6.1 of the Credit Agreement is hereby amended by inserting the following language immediately prior to the end thereof: “provided, that to the extent that any Indebtedness which was incurred as permitted by clauses 6.1 (i)-(iv) or 6.1 (v)-(xii) is also described on Schedule 3.18(a) (as updated on the Amendment No. 12 Effective Date), the inclusion of such Indebtedness on such updated Schedule 3.18(a) shall not re-set any relevant baskets under Section 6.1 or permit the incurrence of any Indebtedness beyond that described in clauses 6.1 (i)-(iv) or 6.1 (v)-(xii)”

(J)        Section 12.1 of the Credit Agreement is hereby modified by (1) deleting the “and” appearing at the end of clause (xi) thereof, (2) replacing the period appearing at the end of clause (xii) thereof with, “and” and (3) inserting at the end thereof the following new clause (xiii):

“(xiii) to accept a replacement Hallmark L/C in substantially the form of Exhibit R-l in replacement for the existing Hallmark L/C in the form of Exhibit R, and to surrender the existing Hallmark L/C in connection therewith.”

(K)       The Credit Agreement is hereby modified by adding the a new “Exhibit R-1 — Form of Replacement Hallmark L/C” in the form attached to this Amendment as Exhibit I,

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and the Table of Contents of the Credit Agreement is hereby modified by adding a reference to “Exhibit R-l - Form of Replacement Hallmark L/C”.

(L)       The Credit Agreement is hereby modified by deleting Schedule 1 thereto and replacing it with the Schedule 1 in the form attached to this Amendment as Exhibit 2 (the “Replacement Schedule of Commitments”).

(M)     Schedules 3.1, 3.6(a), 3.6(b), 3.7(a), 3.7(b), 3.8, 3.10, 3.11, 3.17, 3.18(a), 3.18(b), 3.18(c), 3.23, 3.25 and 8.3 to the Credit Agreement are hereby replaced in their entireties with the Schedules 3.1, 3.6(a). 3.6(b), 3.7(a), 3.7(b), 3.8, 3.10, 3.11, 3.17, 3.18(a), 3.18(b), 3.18(c), 3.23, 3.25 and 8.3, respectively, attached to this Amendment.

Section 3.      Conditions to Effectiveness. The effectiveness of this the Amendment is subject to the satisfaction in full of each of the conditions precedent set forth below (the date on which all such conditions have been satisfied being herein called the “Amendment Effective Date”):

(A)      the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and each of the Lenders;

(B)       the representations and warranties in Section 4 hereof shall be true on the Amendment Effective Date as if made on such date;

(C)       all legal matters incident to this Amendment and the consummation of the Transaction shall be satisfactory to Morgan, Lewis & Bockius, counsel for the Agent;

(D)      The Agent shall have received a replacement Hallmark L/C in substantially the form of Exhibit 1 to this Amendment;

(E)       (i) each Lender which is not listed on the Replacement Schedule of Commitments as having a positive Revolving Credit Commitment (any such Lender, an “Exiting Lender”) shall have been or shall on the Amendment Effective Date be relieved of all obligations in respect of their Commitments, (ii) each Exiting Lender’s Revolving Credit Loans and unreimbursed drafts, if any, under any outstanding Letters of Credit shall have been or shall on the Amendment Effective Date be repaid in full, together with any accrued interest thereon and any accrued fees payable under the Credit Agreement up to but excluding the Amendment Effective Date; and

(F)       (i) each (a) continuing Lender whose Revolving Credit Commitments on the Replacement Schedule of Commitments exceed its Revolving Credit Commitments on the existing Schedule of Commitments and (b) each financial institution, if any, which becomes a party to the Credit Agreement pursuant to its execution of this Amendment (any entity described in clauses (a) and/or (b), an “Increasing Lender” and any such new or increased Revolving Credit Commitments be “New Commitments”) shall (1) by its execution of this Amendment or such other instrument as may be satisfactory to the Agent accept an assignment from the existing Lenders (including Exiting Lenders) of an interest in each then outstanding Revolving Credit Loan and unreimbursed draft, if any, under any Letter of Credit such that, after giving effect

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thereto, all exposure relating to Revolving Credit Loans is held ratably by all continuing Lenders in proportion to their Commitments set forth on the Replacement Schedule of Commitments, (2) in connection with the assignments described in clause (1), each Increasing Lender shall for all purposes be a Lender hereunder with respect to its New Commitments and its “Initial Date” for purposes of such New Commitments shall be the Amendment Effective Date and (3) pay to the Agent for the account of the other Lenders (including Exiting Lenders) such Increasing Lender’s pro rata portion of the aggregate amount of the Revolving Credit Loans and unreimbursed drafts, if any, under any outstanding Letters of Credit with respect to its New Commitments; and (iii) the Agent shall have received on behalf of each existing Lender (including Exiting Lenders), all accrued interest and fees (including commitment fees) in favor of such Lender pursuant to but excluding the Amendment Effective Date and any breakage costs associated with any repayments in order to accommodate the foregoing mechanics set forth in Sections 3(F) and (G). Any assignments described in clause (G)(i)(l) shall constitute Assignments and Acceptances for all purposes and amendments to the Schedule of Commitments.

Section 4.       Representations and Warranties of the Credit Parties. Each Credit Party represents and warrants that:

(A)       after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

(B)        after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

Section 5.       Further Assurances. At any time and from time to time, upon the Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent.

Section 6.       Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

Section 7.       Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof,” and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

Section 8.       APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Section 9.       Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

Section 10.     Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

Section 11.     Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

[Signature Pages Follow]

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BORROWER:

CROWN MEDIA HOLDINGS, INC.

By	/s/ C. Stanford
Name: Charles Stanford
Title: Executive VP Legal

Signature Page to Amendment No. 12

GUARANTORS:

CM INTERMEDIARY, LLC
CROWN MEDIA UNITED STATES, LLC
CITI TEEVEE, LLC
DOONE CITY PICTURES, LLC

By	/s/ C. Stanford
Vice President
Charles Stanford

Signature Page to Amendment No. 12

LENDERS:

JPMORGAN CHASE BANK, N.A., individually and as Agent and Issuing Bank

By	/s/ Jason A. Rastovski
	Name:	Jason A. Rastovski
	Title:	Vice President

BANK OF AMERICA, N. A.

By	/s/ Thomas R. Durham
	Name:	Thomas R. Durham
	Title:	Sr. Vice President

CITICORP USA, INC.

By	/s/ James M Walsh
	Name:	James M Walsh
	Title:	Managing Director

Signature Page to Amendment No. 12

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Frederick W. Laird
	Name:	Frederick W. Laird
	Title:	Managing Director

By	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

ROYAL BANK OF CANADA

By	/s/ ILLEGIBLE
Name:
Title:

ABN AMRO BANK N.V.

By	/s/ Thomas J. Bieke
	Name:	Thomas J. Bieke
	Title:	Attorney-In-Fact

By	/s/ Bruce R. Hague
	Name:	Bruce R. Hague
	Title:	EVP

Signature Page to Amendment No. 12

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as an Exiting Lender

By	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Vice President

By	/s/ Rianka Mohan
	Name:	Rianka Mohan
	Title:	Vice President

Signature Page to Amendment No. 12